BancorpSouth

GulfSouth

Bank Analyst Presentation

April 29 – 30, 2002

Cautionary Statement

A number of statements we will be making in our presentation and in the accompanying slides will be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements of BancorpSouth's plans, goals, objectives, expectations, projections, estimates, intentions, future performance and business of BancorpSouth, including, without limitation, (i) statements relating to the transaction with Pinnacle Bancshares, Inc., interest income and expense, net interest margin, and the use of capital, and (ii) statements preceded by, followed by or that include the words "may", "could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets", "probably", "potentially", "projects" or similar expressions. These forward-looking statements involve significant risks and uncertainties and are subject to change based on various factors (some of which are beyond BancorpSouth's control). Factors that might cause BancorpSouth's financial performance to differ materially from the plans, goals, objectives, expectations and intentions expressed in such forward looking statements include, but are not limited to: (i) revenues may be lower than expected, deposit attrition, operating cost or customer loss and business disruption may be greater than expected; (ii) competitive pressures among depository and other financial institutions may increase significantly; (iii) cost or difficulties related to the integration of the business of BancorpSouth and Pinnacle Bancshares may be greater than expected; (iv) the ability of BancorpSouth to manage its growth and effectively serve an expanding customer and market base, (v) changes in BancorpSouth's operating or expansion strategy, (vi) changes in interest rate environment may reduce margins; (vii) general economic or business conditions, either nationally or in the states or regions in which BancorpSouth does business, may be less favorable than expected, resulting in, among other things, a deterioration in credit quality or a reduced demand for credit; (vii) legislative or regulatory changes may adversely affect the business in which BancorpSouth is engaged; and (ix) changes may occur in the securities markets. Additional information with respect to factors that may cause actual results to differ materially from those contemplated by such forward looking statements is included in BancorpSouth's current and subsequent filings with the Securities and Exchange Commission. BancorpSouth does not undertake any obligation to update any forward-looking statement, written or oral.

Top 10 Reasons to Own BancorpSouth Stock

10. Dividend

Dividend Yield


5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Yield
Q1-00
Q2-00
Q3-00
Q4-00
Q1-01
Q2-01
Q3-01
Q4-01
Q1-02
Dividend Yield

BancorpSouth

Dividend Growth

- Cash Dividends have increased every year since 1983



$0.60
$0.55
$0.50
$0.45
$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
1983
1985
1987
1989
1991
1993
1995
1997
1999
2001
Cash Dividend

BancorpSouth

Top 10 Reasons to Own BancorpSouth Stock

10. Dividend

9. Management Structure

Management Structure

- One bank
- Common data processing system
- Local decision making

Top 10 Reasons to Own BancorpSouth Stock

10. Dividend
9. Management Structure
8. Non Interest Income

BancorpSouth

Non-Interest Revenue

	Three Months Ended March 31		
	2002	2001	% Change
Mortgage Lending	5,554	(1,333)	517%
Service Charges	10,210	10,342	-1%
Life Insurance Premiums	1,127	1,094	3%
Trust Income	1,917	1,684	14%
Securities Gains (Losses)	(25)	2,884	-101%
Insurance Commissions	5,668	4,608	23%
Other	9,025	8,670	4%
Total	33,476	27,949	20%

BancorpSouth Investment Services, Inc.

- Registered Investment Advisor approved July, 2000
- Begun February, 1999



$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
791
874
812
710
872
950
722
570
596
Q1-00
Q2-00
Q3-00
Q4-00
Q1-01
Q2-01
Q3-01
Q4-01
Q1-02
Revenue in Thousands

BancorpSouth

BancorpSouth Insurance Services, Inc.

- **Retail / Platform group**
  - Annuity products
  - Long-term care
  - Life products



$800
$700
$600
$500
$400
$300
$200
$100
$0
221
264
392
297
445
723
540
551
741
Q1-00
Q2-00
Q3-00
Q4-00
Q1-01
Q2-01
Q3-01
Q4-01
Q1-02
Revenue in Thousands

BancorpSouth

BancorpSouth Insurance Services, Inc.

(cont'd)

- **Property/Casualty Agency Division**
  - Stewart Sneed Hewes Agency
    - 74th largest P & C Agency in the U.S.
    - Acquired July 1999
  - Pittman Seay Turner Agency acquired Oct. 2000



$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
3,171
3,583
3,174
4,283
4,170
4,009
4,268
4,308
Q1-00
Q2-00
Q3-00
Q4-00
Q1-01
Q2-01
Q3-01
Q4-01
Q1-02
Revenue in Thousands

BancorpSouth

Top 10 Reasons to Own BancorpSouth Stock

10. Dividend
9. Management Structure
8. Non Interest Income
7. Credit Quality

Loan Portfolio

3/31/01



10%
19%
2%
12%
27%
30%
Construction & Land
Commercial
Multi Family Mortgages
Consumer
Commercial Mortgages
Residential Mortgages

BancorpSouth

Geographic Diversification of Loan Portfolio

3/31/2002


7%
4%
11%
12%
17%
3%
22%
10%
14%
Alabama
Central Mississippi
Central / Northern Arkansas
Northeast Mississippi / Central Tennessee
Northwest Mississippi / West Tennessee
Southern Arkansas
Southern Mississippi
Texas / Louisiana
Other Lines

BancorpSouth

Credit Quality Trends

	Quarter Ended				
	3/31/2001	6/30/2001	9/30/2001	12/31/2001	3/31/2002
Non-Performing Assets	$43.6	$48.8	$62.6	$59.6	$57.2
NPA's / Net Loans	0.73%	0.82%	1.04%	0.98%	0.92%
Net Charge Offs	0.36%	0.30%	0.34%	0.40%	0.39%
Reserve Coverage					
NPA's	1.8x	1.7x	1.3x	1.4x	1.5x
Non-Accrual Loans	6.6x	6.3x	6.2x	7.7x	8.8x

BancorpSouth

Loan Size/Granularity

- **Total Balance of Commercial and Consumer Loans**
  $ 5,449,652,922

- **Total Number of Commercial and Consumer Loans**
  256,484

- **Average Loan Size**
  $ 21,248

Excludes Mortgage, Credit Card, Personaline, Student Loan, Personal Finance Corporation, and First Continental Leasing portfolios.

BancorpSouth

Loan Commitment Segmentation

3/31/2002

Segment	No. of Loans	Segment Total	Segment Average
Over $20MM	0	$0	$0
$15MM to $20MM	2	$37,136	$18,568
$10MM to $14.9MM	9	$103,076	$11,453
$5MM to $9.9MM	37	$243,846	$6,590

Top 10 Reasons to Own BancorpSouth Stock

10. Dividend
9. Management Structure
8. Non Interest Income
7. Credit Quality
6. Merger Execution

Merger Execution

- First United
- Pinnacle Bancorp
- First Land and Investments
- Only looking at strategic or in-market opportunities

Top 10 Reasons to Own BancorpSouth Stock

10. Dividend
9. Management Structure
8. Non Interest Income
7. Credit Quality
6. Merger Execution

5. Growth

Balance Sheet Growth

As Originally Reported



$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
3,302
2,864
3,617
3,161
4,180
3,540
5,204
4,442
5,777
4,815
9,044
7,481
9,395
7,857
9,817
8,175
1995
1996
1997
1998
1999
2000
2001
Q1 2002
Total Assets
Total Deposits

BancorpSouth

$ in Millions

BancorpSouth Deposit Growth vs. Select Markets

	Deposits & REPOs	Three Year CAGR BancorpSouth*	Three Year CAGR Market**	Market Share
Shreveport, LA	182,753	26.40%	2.74%	3.69%
Texarkana, AR-TX	287,776	21.01%	4.10%	20.08%
Gulf Coast, MS	404,554	15.54%	5.13%	9.64%
Memphis, TN	481,378	15.11%	8.87%	3.47%
Jackson, MS	299,532	10.41%	1.10%	10.69%
Nacogdoches, TX	322,666	10.77%	4.64%	29.70%
Tupelo, MS	992,002	7.17%	-0.33%	48.43%
Fort Smith, AR	551,636	7.06%	4.70%	18.91%
Jackson, TN	366,861	7.69%	4.54%	26.73%
Monroe, LA	84,917	6.28%	6.12%	4.68%
Opelika, AL	140,008	3.82%	5.45%	12.95%
Hattiesburg, MS	452,402	3.36%	-3.47%	34.18%

*BancorpSouth Deposit & REPOs Avg. Mar-02 vs. Avg. Mar-99 ***Market Share Data FDIC Jun-01

BancorpSouth

Top 10 Reasons to Own BancorpSouth Stock

10. Dividend
9. Management Structure
8. Non Interest Income
7. Credit Quality
6. Merger Execution
5. Growth
4. Market Diversity

Six State Regional Bank



Memphis
Little Rock
Huntsville
Atlanta
Tupelo
Birmingham
Texarkana
El Dorado
Dallas
Shreveport
Jackson
Biloxi
Houston

Deposits & REPOs by State

State	Deposits[1]	% Change[2]
Mississippi	4,181	8.78%
Arkansas	1,758	6.17%
Tennessee	1,022	5.31%
Texas	505	4.89%
Alabama	572	3.28%
Louisiana	346	18.62%
Totals:	8,383	7.53%

Merged with Pinnacle Bancshares, Little Rock, AR. February 28, 2002

BancorpSouth

(1) $ in Millions

(2) MTD Avg. March 31, 2002 / MTD Avg. March 31, 2001

Top 10 Reasons to Own BancorpSouth Stock

10. Dividend
9. Management Structure
8. Non Interest Income
7. Credit Quality
6. Merger Execution
5. Growth
4. Market Diversity
3. Capital Strength

Capital Management

- Announced March 2001 a stock repurchase of 4.2 million shares or approximately 5% of common shares outstanding over the next 18 months, and in February 2002 a stock repurchase of 4.1 million shares or approximately 5% of common shares outstanding over the next 18 months
- 3,766,115 share repurchased under the repurchase program as of March 31, 2002
  - 801,000 shares repurchased in the first quarter of 2002
- $125 Million Trust Preferred Securities issued January 28, 2002 at 8.15%, the lowest rate for it's class at issuance
- Common Equity as a % of Assets at March 31, 2002 – 8.26%
- Regulatory Capital as a % of Assets at March 31, 2002 – 9.53%

Top 10 Reasons to Own BancorpSouth Stock

10. Dividend
9. Management Structure
8. Non Interest Income
7. Credit Quality
6. Merger Execution
5. Growth
4. Market Diversity
3. Capital Strength
2. **Earnings Momentum**

EPS Trend



$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
0.31
0.31
0.11
0.15
0.27
0.28
0.26
0.38
0.36
Q1-00
Q2-00
Q3-00
Q4-00
Q1-01
Q2-01
Q3-01
Q4-01
Q1-02

BancorpSouth

Net Interest Margin



4.90%
4.70%
4.50%
4.30%
4.10%
3.90%
3.70%
3.50%
4.28%
4.30%
3.99%
4.03%
4.01%
3.88%
4.00%
4.11%
4.38%
Q1-00
Q2-00
Q3-00
Q4-00
Q1-01
Q2-01
Q3-01
Q4-01
Q1-02
Net Interest Margin

BancorpSouth

Efficiency Ratio



0.70
0.69
0.68
0.67
0.66
0.65
0.64
0.63
0.62
0.61
0.60
0.59
0.58
0.57
0.56
0.55
0.59
0.62
0.59
0.59
0.64
0.62
0.59
1996
1997
1998
1999
2000
2001
2002

YTD 1996 – 2001, QTD 2002

BancorpSouth

ROA & ROE Trends


1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
ROA
16%
14%
12%
10%
8%
6%
4%
2%
0%
ROE
YTD 1996
YTD 1997
YTD 1998
YTD 1999
YTD 2000
YTD 2001
QTD 2002
ROA
ROE

BancorpSouth

YTD 1996 – 2001, QTD 2002

Top 10 Reasons to Own BancorpSouth Stock

10. Dividend
9. Management Structure
8. Non Interest Income
7. Credit Quality
6. Merger Execution
5. Growth
4. Market Diversity
3. Capital Strength
2. Earnings Momentum
1. ???

The #1 Reason to Own BancorpSouth Stock …

Because There Are So Many Reasons